UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2024

Coherent Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Saxonburg Boulevard

Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	COHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2024, Coherent Corp. (the “Company”) appointed Sherri R. Luther as the Company’s Chief Financial Officer (“CFO”) and Treasurer, effective October 11, 2024 (the “Start Date”), replacing Richard J. Martucci, who has served as the Company’s Interim CFO since September 30, 2023. Mr. Martucci will remain with the Company in a non-executive officer role.

Ms. Luther, age 59, has served as the chief financial officer of Lattice Semiconductor Corporation (“Lattice”) since January 2019. Prior to joining Lattice, Ms. Luther was a senior financial executive at Coherent, Inc. for over sixteen years, and most recently served as its Corporate Vice President of Finance. Prior to joining Coherent, Inc., Ms. Luther held a number of senior finance and accounting positions at companies including Quantum, Ultra Network Technologies and Arthur Andersen. Ms. Luther is a Certified Public Accountant in the State of California and graduated from the Executive MBA Program at Stanford University Graduate School of Business. She holds a Bachelor of Business Administration, with a dual major in Accounting and Finance, from Wright State University. She serves on the Board of Directors of Silicon Labs and is also NACD (National Association of Corporate Directors) Directorship Certified.

There are no arrangements or understandings between Ms. Luther and any other persons pursuant to which Ms. Luther was appointed CFO and Treasurer. Ms. Luther does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Ms. Luther has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

In connection with her appointment as CFO and Treasurer, Ms. Luther entered into an offer letter agreement with the Company (the “Offer Letter”) on October 10, 2024, effective on the Start Date. Pursuant to the Offer Letter, Ms. Luther will serve as CFO and Treasurer reporting to James R. Anderson, the Company’s Chief Executive Officer. The Offer Letter does not have a specific term and provides that Ms. Luther will be an at-will employee.

The Offer Letter provides as follows:

•	Ms. Luther’s annual base salary will be $625,000, subject adjustment based on an annual review by the Compensation and Human Capital Committee of the Company’s Board of Directors.

•

Ms. Luther will be eligible to earn annual incentive compensation awards beginning for fiscal year 2025, subject to the terms and conditions of the Company’s annual incentive plans, with a target annual bonus of 85% of her base salary.

•

Ms. Luther will be eligible to receive long-term incentive awards under the Company’s Omnibus Incentive Plan consistent with the design for the Company’s other executive officers. For fiscal year 2025, the aggregate target grant date value of the long-term incentive awards for Ms. Luther equals $3,500,000, provided 40% as time-vesting restricted stock units (“RSU”) and 60% as performance stock units (“PSUs,” together with the “RSUs,” the “Fiscal Year 2025 Awards”). As an inducement to her acceptance of the Company’s offer of employment, the Fiscal Year 2025 Awards will be granted on the Start Date as part of her sign-on inducement equity awards as described below.

•

Ms. Luther will receive a cash sign-on bonus in the amount of $500,000 to be paid in a lump sum on the first regular payroll date following the Start Date. If Ms. Luther’s employment with the Company terminates before the second anniversary of the Start Date either by her voluntary resignation other than for “good reason” or by the Company for “cause,” then Ms. Luther will be required promptly repay to the Company the full gross amount of the sign-on bonus. For all purposes of the Offer Letter and the awards provided under it, “cause” and “good reason” are as defined in the Company’s Revised Executive Severance Plan (“RESP”) and the standard form of Participation Agreement executed by Ms. Luther under the RESP (the “Participation Agreement”).

•

Ms. Luther will receive new hire equity awards effective on the Start Date as an inducement to Ms. Luther accepting the Company’s offer of employment. The inducement equity awards will be in the total amount of $17,400,000, of which $3,500,000 represents the value of the Fiscal Year 2025 Awards and $13,900,000 represents sign-on awards in part to recognize equity awards that will forfeit from her current employer (the “Sign-On Awards,” together with the Fiscal Year 2025 Awards, the “Inducement Awards”). The material features of the Inducement Awards are as follows:

○

$1,400,000 of the total award value (representing 40% of the Fiscal Year 2025 Awards value) will be delivered as an award of time-vesting RSUs that vest annually over three years starting on the first anniversary of the Start Date.

○

$5,560,000 of the total award value (representing 40% of Sign-On Awards value) will be delivered as an award of time-vesting RSUs that vest annually over two years starting on the first anniversary of the Start Date.

○

The remaining $10,440,000 of the total Inducement Awards value (representing 60% of both the Fiscal Year 2025 Awards value and Sign-On Awards value) will be delivered as an award of PSUs. The PSUs will be earned over an approximate 3-year performance period (beginning on the Start Date and ending on the last day of fiscal year 2027) based on relative total shareholder return (“rTSR”) performance similar to the Company’s fiscal year 2025 rTSR PSUs awarded to other executive officers in August 2024.

○

The number of such RSUs and target number of PSUs will be determined based on the 30-day trailing average of the market price of the Company’s common stock immediately prior to the Start Date (rounded up to the next whole share).

○

The Inducement Awards will have vesting treatment on termination of employment or “change in control” (as defined in the Company’s Omnibus Incentive Plan) consistent with the Company’s standard terms for executive officers, including in accordance with the terms of the RESP and her Participation Agreement.

○

The Inducement Awards will be granted outside of the Company’s Omnibus Incentive Plan as stand-alone inducement awards as permitted by Section 303A.08 of the New York Stock Exchange’s listing rules (and subject to compliance with those listing rules).

•

Ms. Luther will be eligible to participate in the Company’s employee benefit plans generally available to senior executives of the Company. She will receive severance protection under the RESP and her Participation Agreement.

Per the Offer Letter, Ms. Luther will be subject to the post-employment covenants specified in the RESP and her Participation Agreement.

The description of the Offer Letter as summarized above is qualified in its entirety by reference to the copy of the full text of the Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release regarding this announcement of Ms. Luther’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference thereto.

The information in Item 7.01 to this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section. Furthermore, the information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, the Exchange Act, regardless of any general incorporation language contained in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Offer Letter between Sherri Luther and Coherent Corp.

99.1	Press Release dated October 11, 2024

104.0	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coherent Corp.

Date: October 11, 2024	By:	/s/ Ronald Basso
Ronald Basso
Chief Legal and Compliance Officer & Corporate Secretary